UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22883

ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

155 West 19th Street, Fifth Floor
New York, NY 10011
(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road

Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

With a copy to:

Allison M. Fumai, Esq.

Partner

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: October 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

ARK ETF Trust

ARK Genomic Revolution Multi-Sector ETF

Schedule of Investments
October 31, 2014 (unaudited)

Investments	Shares	Value

COMMON STOCKS–96.1%

Biotechnology - 27.3%
Alnylam Pharmaceuticals, Inc.*	336	$31,161
BIND Therapeutics, Inc.*	744	5,989
Biogen Idec, Inc.*	271	87,013
BioMarin Pharmaceutical, Inc.*	351	28,958
Bluebird Bio, Inc.*	702	29,477
Celgene Corp.*	546	58,471
Cepheid*	2,825	149,753
Clovis Oncology, Inc.*	487	29,055
Evogene Ltd. *	2,559	29,249
Exact Sciences Corp.*	1,157	27,849
Foundation Medicine, Inc.*	4,974	128,727
Gilead Sciences, Inc.*	699	78,288
Incyte Corp.*	496	33,262
Isis Pharmaceuticals, Inc.*	622	28,649
Kite Pharma, Inc.*	392	14,500
NewLink Genetics Corp.*	165	5,387
Oncothyreon, Inc.*	1,514	2,725
Regeneron Pharmaceuticals, Inc.*	70	27,560
Rosetta Genomics Ltd.*	2,798	8,646
Sangamo BioSciences, Inc.*	2,323	28,201
Tekmira Pharmaceuticals Corp. *	156	2,602
Tonix Pharmaceuticals Holding Corp.*	770	5,829
uniQure B.V. *	519	5,896
Zafgen, Inc.*	138	2,939
Total Biotechnology		850,186

Chemicals - 6.6%
Monsanto Co.	1,783	205,116

Communications Equipment - 2.1%
QUALCOMM, Inc.	847	66,498

Health Care Equipment & Supplies - 2.3%
Cerus Corp.*	15,461	64,318
Veracyte, Inc.*	729	5,883
Total Health Care Equipment & Supplies		70,201

Health Care Technology - 3.0%
athenahealth, Inc.*	363	44,468
Medidata Solutions, Inc.*	1,083	48,854
Total Health Care Technology		93,322

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.*	97	29,630

Internet Software & Services - 1.8%
Google, Inc., Class C*	103	57,585

Life Sciences Tools & Services - 26.9%
Affymetrix, Inc.*	5,391	48,573
Compugen Ltd. *	12,470	89,036
Fluidigm Corp.*	2,813	81,577
Illumina, Inc.*	1,274	245,347
Mettler-Toledo International, Inc.*	194	50,143
NanoString Technologies, Inc.*	268	2,854
Pacific Biosciences of California, Inc.*	18,910	124,050
Thermo Fisher Scientific, Inc.	1,690	198,693
Total Life Sciences Tools & Services		840,273

Oil, Gas & Consumable Fuels - 1.5%
Solazyme, Inc.*	6,182	47,416

Pharmaceuticals - 13.0%
AbbVie, Inc.	472	29,953
AstraZeneca PLC (a)	605	44,129
Bayer AG (a)	788	111,919
GlaxoSmithKline PLC (a)	1,024	46,582
Johnson & Johnson	274	29,532
Novartis AG (a)	1,251	115,955
Roche Holding AG (a)	782	28,785
Total Pharmaceuticals		406,855

Semiconductors & Semiconductor Equipment - 3.3%
NVIDIA Corp.	5,346	104,461

Software - 1.9%
Splunk, Inc.*	434	28,679
Tableau Software, Inc., Class A*	354	29,237
Total Software		57,916

Technology Hardware, Storage & Peripherals - 5.4%
Cray, Inc.*	3,138	108,763
SanDisk Corp.	634	59,685
Total Technology Hardware, Storage & Peripherals		168,448
Total Common Stocks
(Cost $2,984,673)		2,997,907

MONEY MARKET FUND–3.2%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04% (b)
(Cost $100,000)	100,000	100,000
Total Investments–99.3% (Cost $3,084,673)		3,097,907
Other Assets in Excess of Liabilities–0.7%		21,497
Net Assets–100.0%		$3,119,404

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of October 31, 2014.

ARK ETF Trust

ARK Innovation ETF

Schedule of Investments
October 31, 2014 (unaudited)

Investments	Shares	Value

COMMON STOCKS–97.8%

Automobiles - 3.6%
Tesla Motors, Inc.*	604	$145,987

Biotechnology - 3.1%
Cepheid*	1,352	71,669
Foundation Medicine, Inc.*	2,136	55,280
Total Biotechnology		126,949

Capital Markets - 1.3%
Charles Schwab Corp. (The)	1,808	51,835

Chemicals - 3.2%
Monsanto Co.	1,120	128,845

Communications Equipment - 0.9%
Palo Alto Networks, Inc.*	368	38,898

Diversified Consumer Services - 1.0%
DeVry Education Group, Inc.	812	39,309

Electrical Equipment - 1.0%
Polypore International, Inc.*	928	40,758

Electronic Equipment, Instruments & Components - 1.0%
Trimble Navigation Ltd.*	1,542	41,418

Health Care Equipment & Supplies - 3.1%
Cerus Corp.*	7,016	29,186
Intuitive Surgical, Inc.*	196	97,177
Total Health Care Equipment & Supplies		126,363

Health Care Technology - 5.3%
athenahealth, Inc.*	1,316	161,210
Medidata Solutions, Inc.*	1,224	55,215
Total Health Care Technology		216,425

Household Durables - 2.3%
iRobot Corp.*	1,420	50,722
Panasonic Corp.(a)	3,476	42,199
Total Household Durables		92,921

Internet & Catalog Retail - 8.0%
Amazon.com, Inc.*	260	79,420
Ctrip.com International Ltd.*(a)	1,220	71,126
Netflix, Inc.*	328	128,828
Priceline Group, Inc. (The)*	40	48,248
Total Internet & Catalog Retail		327,622

Internet Software & Services - 21.1%
Alibaba Group Holding Ltd.*(a)	792	78,091
Cornerstone OnDemand, Inc.*	1,908	69,203
Facebook, Inc., Class A*	1,832	137,382
Google, Inc., Class C*	248	138,652
LinkedIn Corp., Class A*	380	87,005
MercadoLibre, Inc.	424	57,728
Tencent Holdings Ltd.(a)	5,814	93,315
Twitter, Inc.*	3,148	130,547
Yelp, Inc.*	1,160	69,600
Total Internet Software & Services		861,523

Life Sciences Tools & Services - 8.5%
Compugen Ltd.*	2,460	17,565
Illumina, Inc.*	772	148,672
Pacific Biosciences of California, Inc.*	8,056	52,847
Thermo Fisher Scientific, Inc.	1,076	126,505
Total Life Sciences Tools & Services		345,589

Machinery - 5.5%
ExOne Co. (The)*	3,148	77,346
FANUC Corp.(a)	1,424	41,823
Proto Labs, Inc.*	1,584	103,546
Total Machinery		222,715

Media - 1.5%
Walt Disney Co. (The)	652	59,580

Road & Rail - 1.7%
Avis Budget Group, Inc.*	1,224	68,238

Semiconductors & Semiconductor Equipment - 4.9%
ARM Holdings PLC(a)	960	41,001
Cree, Inc.*	1,216	38,280
NVIDIA Corp.	6,208	121,304
Total Semiconductors & Semiconductor Equipment		200,585

Software - 14.7%
Autodesk, Inc.*	1,400	80,556
Intuit, Inc.	568	49,990
Materialise NV*(a)	2,700	29,727
NetSuite, Inc.*	1,016	110,398
Red Hat, Inc.*	1,880	110,770
salesforce.com, Inc.*	1,912	122,349
Splunk, Inc.*	1,476	97,534
Total Software		601,324

Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	1,100	118,800
Stratasys Ltd.*	1,080	129,989
Total Technology Hardware, Storage & Peripherals		248,789
Total Common Stocks
(Cost $3,948,698)		3,985,673
Total Investments–97.8% (Cost $3,948,698)		3,985,673
Other Assets in Excess of Liabilities–2.2%		88,234
Net Assets–100.0%		$4,073,907

*	Non-income producing security
(a)	American Depositary Receipt

ARK ETF Trust

ARK Industrial Innovation ETF

Schedule of Investments
October 31, 2014 (unaudited)

Investments	Shares	Value

COMMON STOCKS–100.0%

Aerospace & Defense - 5.0%
Aerovironment, Inc.*	3,164	$96,976
Elbit Systems Ltd.	2,889	175,131
GenCorp, Inc.*	2,682	45,487
Orbital Sciences Corp.*	5,172	136,024
Total Aerospace & Defense		453,618

Auto Components - 3.5%
Autoliv, Inc.	1,872	171,737
Delphi Automotive PLC	2,070	142,789
Total Auto Components		314,526

Automobiles - 5.3%
Tesla Motors, Inc.*	1,976	477,599

Biotechnology - 0.3%
Organovo Holdings, Inc.*	3,773	24,676

Chemicals - 5.4%
Albemarle Corp.	2,178	127,152
Monsanto Co.	3,132	360,305
Total Chemicals		487,457

Diversified Consumer Services - 1.2%
DeVry Education Group, Inc.	2,261	109,455

Electrical Equipment - 7.4%
ABB Ltd.*(a)	9,738	213,652
Allied Motion Technologies, Inc.	1,233	18,100
Polypore International, Inc.*	4,977	218,590
Rockwell Automation, Inc.	1,962	220,430
Total Electrical Equipment		670,772

Electronic Equipment, Instruments & Components - 8.3%
Cognex Corp.*	7,488	296,225
FARO Technologies, Inc.*	3,348	187,488
Trimble Navigation Ltd.*	9,766	262,315
Total Electronic Equipment, Instruments & Components		746,028

Health Care Equipment & Supplies - 7.2%
Accuray, Inc.*	22,058	139,627
Align Technology, Inc.*	2,484	130,708
Intuitive Surgical, Inc.*	666	330,203
Mazor Robotics Ltd.*(a)	2,846	33,355
ReWalk Robotics Ltd*	585	17,930
Total Health Care Equipment & Supplies		651,823

Household Durables - 6.1%
iRobot Corp.*	6,557	234,216
Panasonic Corp.(a)	25,659	311,500
Total Household Durables		545,716

Industrial Conglomerates - 1.5%
Raven Industries, Inc.	5,229	132,555

Internet & Catalog Retail - 3.2%
Amazon.com, Inc.*	940	287,133

Internet Software & Services - 8.5%
Cornerstone OnDemand, Inc.*	8,092	293,497
Google, Inc., Class C*	837	467,950
Total Internet Software & Services		761,447

Machinery - 11.2%
Adept Technology, Inc.*	5,283	37,404
Deere & Co.	1,593	136,265
ExOne Co. (The)*	10,579	259,926
FANUC Corp.(a)	11,877	348,827
Proto Labs, Inc.*	3,507	229,253
Total Machinery		1,011,675

Professional Services - 2.5%
Manpowergroup, Inc.	1,963	131,030
Robert Half International, Inc.	1,791	98,111
Total Professional Services		229,141

Semiconductors & Semiconductor Equipment - 4.9%
Cree, Inc.*	4,077	128,344
CVD Equipment Corp.*	1,683	18,766
NVIDIA Corp.	10,443	204,056
NXP Semiconductor NV*	1,373	94,270
Total Semiconductors & Semiconductor Equipment		445,436

Software - 14.6%
Adobe Systems, Inc.*	3,249	227,820
ANSYS, Inc.*	2,340	183,830
Autodesk, Inc.*	8,145	468,663
Dassault Systemes(a)	2,691	169,831
Materialise NV*(a)	20,010	220,310
Mobileye NV*	882	45,873
Total Software		1,316,327

Technology Hardware, Storage & Peripherals - 3.9%
Stratasys Ltd.*	2,880	346,637

Total Common Stocks
(Cost $8,850,872)		9,012,021

MONEY MARKET FUND–0.5%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04% (b)
(Cost $43,230)	43,230	43,230
Total Investments–100.5% (Cost $8,894,102)		9,055,251
Liabilities in Excess of Other Assets–(0.5)%		(44,721)
Net Assets–100.0%		$9,010,530

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of October 31, 2014.

ARK ETF Trust

ARK Web x.0 ETF

Schedule of Investments
October 31, 2014 (unaudited)

Investments	Shares	Value

COMMON STOCKS–99.4%

Capital Markets - 2.2%
Charles Schwab Corp. (The)	5,504	$157,800

Communications Equipment - 3.8%
CalAmp Corp.*	951	18,335
Palo Alto Networks, Inc.*	699	73,884
QUALCOMM, Inc.	2,309	181,280
Total Communications Equipment		273,499

Health Care Technology - 6.8%
athenahealth, Inc.*	3,239	396,777
Medidata Solutions, Inc.*	1,935	87,288
Total Health Care Technology		484,065

Internet & Catalog Retail - 12.0%
Amazon.com, Inc.*	1,036	316,457
Ctrip.com International Ltd.*(a)	2,498	145,633
Netflix, Inc.*	824	323,642
Priceline Group, Inc. (The)*	61	73,579
Total Internet & Catalog Retail		859,311

Internet Software & Services - 30.6%
Akamai Technologies, Inc.*	1,851	111,615
Alibaba Group Holding Ltd. *(a)	1,924	189,706
Cornerstone OnDemand, Inc.*	5,529	200,537
Facebook, Inc., Class A*	4,403	330,181
Google, Inc., Class C*	356	199,033
LinkedIn Corp., Class A*	1,126	257,809
MercadoLibre, Inc.	923	125,666
Tencent Holdings Ltd.(a)	18,459	296,269
Twitter, Inc.*	6,417	266,113
Yelp, Inc.*	2,920	175,200
Zillow, Inc., Class A*	326	35,446
Total Internet Software & Services		2,187,575

Media - 2.0%
Walt Disney Co. (The)	1,574	143,832

Road & Rail - 2.1%
Avis Budget Group, Inc.*	2,648	147,626

Semiconductors & Semiconductor Equipment - 9.7%
ARM Holdings PLC(a)	3,315	141,584
NVIDIA Corp.	17,039	332,942
NXP Semiconductor NV*	965	66,257
Taiwan Semiconductor Manufacturing Co. Ltd.(a)	6,803	149,802
Total Semiconductors & Semiconductor Equipment		690,585

Software - 24.0%
Adobe Systems, Inc.*	1,007	70,611
Autodesk, Inc.*	2,597	149,431
Intuit, Inc.	1,610	141,696
NetSuite, Inc.*	3,086	335,325
Red Hat, Inc.*	3,643	214,646
salesforce.com, Inc.*	5,179	331,404
Splunk, Inc.*	3,263	215,619
Tableau Software, Inc., Class A*	2,155	177,982
Workday, Inc., Class A*	832	79,439
Total Software		1,716,153

Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	3,235	$349,380
Cray, Inc.*	2,687	93,132
Total Technology Hardware, Storage & Peripherals		442,512
Total Common Stocks
(Cost $6,818,991)		7,102,958

MONEY MARKET FUND–0.3%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.04% (b)
(Cost $21,757)	21,757	21,757
Total Investments–99.7% (Cost $6,840,748)		7,124,715
Other Assets in Excess of Liabilities–0.3%		20,101
Net Assets–100.0%		$7,144,816

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of October 31, 2014.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

October 31, 2014

(Unaudited)

1. Organization

ARK ETF Trust (the “Trust”) is a newly organized, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust currently consists of four (4) non-diversified investment portfolios: the ARK Genomic Revolution Multi-Sector ETF, ARK Innovation ETF, ARK Industrial Innovation ETF and ARK Web x.0 ETF (collectively, the “Funds”).

The Trust has had no operations from September 8, 2014 (initial seeding date) until September 30, 2014 (commencement of operations) other than matters relating to its organization and registration and the sale and issuance to ARK Investment Management LLC (the “Adviser”), of 5,000 shares at an aggregate purchase price of $100,000 in ARK Genomic Revolution ETF.

The investment objective of each Fund is long-term growth of capital.

2. Basis of Presentation

The preparation of Schedule of Investments in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Investment Valuation

The values of each Fund’s portfolio securities will be based on market prices. Price information on listed securities and assets will be taken from the exchange where the security or asset is primarily traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be valued by another method that the Trust’s Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation guidelines which were approved by the Board of Trustees (the “Trustees”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security.

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

October 31, 2014

(Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of October 31, 2014 in valuing the Funds’ assets and liabilities carried at fair value:

ARK Genomic Revolution Multi-Sector ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,997,907	$-	$-	$2,997,907
Money Market Fund	100,000	-	-	100,000
Total	$3,097,907	$-	$-	$3,097,907

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,985,673	$-	$-	$3,985,673
Money Market Fund	-	-	-	-
Total	$3,985,673	$-	$-	$3,985,673

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$9,012,021	$-	$-	$9,012,021
Money Market Fund	43,230	-	-	43,230
Total	$9,055,251	$-	$-	$9,055,251

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$7,102,958	$-	$-	$7,102,958
Money Market Fund	21,757	-	-	21,757
Total	$7,124,715	$-	$-	$7,124,715

* Please refer to the schedule of investments to view the security industries.

For the period ended October 31, 2014, there were no Level 3 investments held in a Fund for which significant unobservable inputs were used to determine fair value.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

October 31, 2014

(Unaudited)

3. Federal Income Tax Matters

The cost basis of investments for federal income tax purposes at October 31, 2014 were as follows:

				Net Unrealized
	Federal Tax Cost of	Gross Unrealized	Gross Unrealized	Appreciation
Fund	Investments*	Appreciation	Depreciation	(Depreciation)
ARK Genomic Revolution Multi-Sector ETF	$3,084,673	$27,572	$(14,338)	$13,234
ARK Innovation ETF	3,948,698	42,919	(5,944)	36,975
ARK Industrial Innovation ETF	8,894,102	246,662	(85,513)	161,149
ARK Web x.0 ETF	6,840,748	415,926	(131,959)	283,967

* Funds have not completed initial tax year.

4. Principal Risks

Each Fund, except the ARK Innovation ETF, may be concentrated in issuers in an industry or group of industries. As a result, adverse market conditions affecting a particular industry may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

Emerging Market Securities Risk: Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties.

Equity Securities Risk: The value of the equity securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which a Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by a Fund may affect the value of a Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of a Fund’s equity investments.

Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, potentially higher custody costs, taxation by foreign governments, decreased market liquidity and political and economic instability. Because a Fund’s investments in foreign securities currently are made through the purchase of ADRs, a Fund normally will not be hedging any foreign currency exposure (since ADRs are denominated and pay dividends in US dollars).

Future Expected Genomic Business Risk: Certain Genomics Revolution Companies do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Genomic Revolution Multi-Sector Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

October 31, 2014

(Unaudited)

•	Biotechnology Company Risk: A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

•	Pharmaceutical Company Risk: Companies in the pharmaceutical industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Industrials Sector Risk: The industrials sector includes companies engaged in the aerospace and defense industry, electrical engineering, machinery, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The additional risks described below apply.

•	Aerospace and Defense Company Risk: Companies in the aerospace and defense industry rely to a large extent on U.S. (and other) Government demand for their products and services and may be significantly affected by changes in government regulations and spending, as well as economic conditions and industry consolidation.

•	Professional Services Company Risk: Professional services companies may be materially impacted by economic conditions and related fluctuations in client demand for marketing, business, technology and other consulting services. Professional services companies’ success depends in large part upon attracting and retaining key employees and a failure to do so could adversely affect a company’s business. There are relatively few barriers to entry into the professional services market, and new competitors could readily seek to compete in one or more market segments, which could adversely affect company’s operating results through pricing pressure and loss of market share.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product rapid obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The additional risks described below apply.

•	Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

•	Semiconductor Company Risk: Competitive pressures may have a significant effect on the financial condition of semi-conductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

October 31, 2014

(Unaudited)

Issuer Risk: Because a Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of a large-capitalization company may not rise as much as that of a company with a smaller market capitalization.

Management Risk: As actively-managed ETFs, the Funds are subject to management risk. In managing the Funds, the Funds’ investment adviser applies investment strategies, techniques and analyses in making investment decisions for the Funds, but there can be no guarantee that these actions will produce the intended results. The ability of a Fund’s investment adviser to successfully implement a Fund’s investment strategies will significantly influence the Fund’s performance.

Market Risk: The value of a Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. Market fluctuations may result from economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. The value of a Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect the securities markets.

Market Trading Risk: The Funds face numerous market trading risks, including disruptions to the creation and redemption processes of a Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for a Fund’s shares, which may result in a Fund’s shares trading at a significant premium or discount to their net asset value (“NAV”). If a shareholder purchases a Fund’s shares at a time when the market price is at a premium to the NAV or sells a Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case a Fund’s Board of Trustees may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of a Fund can be initiated without shareholder approval. As a result, the timing of a Fund’s liquidation may not be favorable.

Non-Diversified Risk: Each Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

ARK ETF TRUST

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS (continued)

October 31, 2014

(Unaudited)

Web x.0 Companies Risk: The risks described below apply, in particular, to a Fund’s investment in Web x.0 Companies.

•	Internet Information Provider Company Risk: Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary, advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices could adversely affect operating results. Concerns regarding a company’s products, services or processes compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

•	Catalog and Mail Order House Company Risk: Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, changes in consumer tastes with respect to products, and other factors. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Item 2. Controls and Procedures.

(a)	Within 90 days of the filing date of this Form N-Q, the registrant’s principal executive and principal financial officers, or persons performing similar functions, concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK ETF Trust

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, President and Chief Executive Officer
(principal executive officer)

Date	12/22/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, President and Chief Executive Officer
(principal executive officer)

Date	12/22/2014

By (Signature and Title)*	/s/ William C. Cox
William C. Cox, Treasurer and Chief Financial Officer
(principal financial officer)

Date	12/22/2014

* Print the name and title of each signing officer under his or her signature.